Virtus Capital Growth Fund,

a series of Virtus Equity Trust

Supplement dated December 10, 2009 to the Prospectus dated June 22, 2009,

as supplemented,

and to the Statement of Additional Information dated June 22, 2009,

as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS CAPITAL GROWTH FUND

The Board of Trustees of the Virtus Equity Trust (the “Board”), on behalf of the Virtus Capital Growth Fund, has unanimously approved the merger of the Virtus Capital Growth Fund with and into the Virtus Strategic Growth Fund, also a series of the Virtus Equity Trust. The merger will be conducted without a shareholder vote pursuant to the funds’ Declaration of Trust and rules adopted by the Securities and Exchange Commission.

Merging Fund	Surviving Fund
Virtus Capital Growth Fund	Virtus Strategic Growth Fund

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board, the Virtus Capital Growth Fund will transfer all or substantially all of its assets to the Virtus Strategic Growth Fund in exchange for shares of the Virtus Strategic Growth Fund and the assumption by the Virtus Strategic Growth Fund of all liabilities of the Virtus Capital Growth Fund. Following the exchange, the Virtus Capital Growth Fund will distribute the shares of the Virtus Strategic Growth Fund to its shareholders pro rata, in liquidation of the Virtus Capital Growth Fund.

The merger will be effective on or about January 29, 2010.

Effective at 4:00 PM on January 29, 2010, the Virtus Capital Growth Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Virtus Strategic Growth Fund, will be distributed to shareholders of the Virtus Capital Growth Fund upon completion of the merger.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VET 8017/CGF Merger (12/09)